UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-04316

MIDAS FUND, INC.

(Exact name of registrant as specified in charter)

11 Hanover Square New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.

Midas Fund, Inc.

11 Hanover Square

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/09

Item 1. Schedule of Investments

	MIDAS FUND, INC
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2009
	(UNAUDITED)

Common Stocks (94.53%)
Shares		Value
	Major Precious Metals Producers (34.15%)
85,000	AngloGold Ashanti Ltd. ADR (a) (b)	$ 3,124,600
100,000	Barrick Gold Corp. (c)	3,242,000
260,000	Compania De Minas Buenaventura ADR	6,234,800
291,453	Fresnillo plc	1,911,133
50,000	Goldcorp Inc. (c)	1,666,000
150,000	Impala Platinum Holdings Ltd.	2,496,057
300,000	Kinross Gold Corp. (c)	5,361,000
150,000	Newcrest Mining Ltd.	3,414,681
105,800	Yamana Gold, Inc. (a)	978,650
		28,428,921

	Intermediate Precious Metals Producers (31.92%)
53,300	Agnico-Eagle Mines Ltd. (c)	3,033,836
18,000	Aquarius Platinum Ltd. (a) (d)	52,759
548,300	Centerra Gold Inc. (a) (d)	1,950,121
800,000	Eldorado Gold Corp.(a) (b) (d)	7,200,000
1,925,000	Lihir Gold Limited (d)	4,371,608
100,000	Lihir Gold Limited ADR (a) (d)	2,271,000
397,571	Northam Platinum Ltd.	1,072,313
80,000	Randgold Resources Limited ADR (a)	4,348,000
1,000,000	Silvercorp Metals, Inc.	2,270,000
		26,569,637

	Junior Precious Metals Producers (3.84%)
450,000	First Majestic Silver Corp. (d)	747,496
407,675	Jaguar Mining, Inc. (d)	2,446,050
		3,193,546

	Exploration and Project Development Companies (14.87%)
1,400,000	Andean Resources Ltd. (d)	1,618,979
500,000	Comaplex Minerals Corp. (d)	1,351,137
1,642,000	Etruscan Resources Inc. (d)	557,904
6,915,000	Farallon Resources Ltd. (d)	948,051
1,000,000	Great Basin Gold Ltd. (a) (b) (d)	1,269,989
93,100	Guyana Goldfields (d)	215,324
37,699	Ivanhoe Nickel & Platinum Ltd. (d) (e)	-
600,000	Northern Dynasty Minerals Ltd. (c) (d)	4,146,000
2,530,000	Ridge Mining PLC (d)	2,275,441
		12,382,825

	Other Natural Resources Companies (9.75%)
450,000	Anvil Mining Ltd. (d)	386,266
76,000	BHP Billiton Ltd. ADR (a) (b)	3,389,600
894,000	Brilliant Mining Corp. (d)	94,146
150,000	Endeavour Financial Corp.	177,635
525,000	Forsys Metals Corp. (d)	1,543,500
150,000	Johnson Matthey PLC	2,266,017
550,000	Mercator Minerals Ltd. (d)	255,722
		8,112,886

	Total common stocks (cost: $113,407,016)	78,687,815

Warrants (1.24%) (d)
Units
562,500	Etruscan Resources Inc., expiring 11/02/10	58,119
258,500	Etruscan Resources Inc., expiring 8/06/11	21,572
225,000	First Majestic Silver Corp., expiring 3/25/10	23,248
300,000	Great Basin Gold Ltd., expiring 4/19/09	1,500
100,000	Kinross Gold Corp., expiring 9/07/11	250,358
142,900	Kinross Gold Corp., expiring 9/03/13	679,746

	Total warrants (cost: $577,052)	1,034,543

Bullion Ounces (0.01%)
10	Gold (cost: $9,643) (d)	9,188

Investment of Security Lending Collateral (11.09%)
9,227,756	State Street Navigator Securities Lending Prime Portfolio (cost: $9,227,756)	9,227,756

Total investments (cost: $123,221,467) (106.87%)		88,959,302

Liabilities in excess of other assets (-6.87%)		(5,717,679)

Net assets (100.00%)		$ 83,241,623

SECURITIES SOLD SHORT
Common Stocks
Shares		Value
100,000	Pan American Silver Corp.	$ (1,742,000)
82,195	Silver Standard Resources Inc.	(1,324,983)
300,000	Silver Wheaton Corp.	(2,469,000)
80,000	Stillwater Mining Co.	(296,000)
200,000	Teck Cominco Ltd.	(1,110,000)
	Total securites sold short (proceeds: $6,734,332)	$ (6,941,983)

(a) All or a portion of this security was on loan. The total value of the securities on loan as of March 31, 2009 was $9,028,363.
(b) All or a portion of this security was on loan to finance open short positions.
(c) Fully or partially pledged as collateral on bank credit facility.
(d) Non-income producing.
(e) Illiquid and/or restricted security that has been fair valued.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded on a U.S. national securities exchange ("USNSE") are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day, and securities traded in foreign and over the counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Gold bullion is valued at 4:00 p.m. ET, at the mean between the last bid and ask quotations of the Bloomberg Composite (NY) Gold Spot Price. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability.

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets and liabilities:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities and gold bullion	$88,959,302	$ -	$ -	$88,959,302

Liabilities:
Securities sold short	$ (6,941,983)	$ -	$ -	$ (6,941,983)

Cost for Federal Income Tax Purposes

The cost of investments for federal income tax purposes is $124,543,855 and net unrealized depreciation is $35,584,553, comprised of aggregate gross unrealized appreciation and depreciation of $11,425,142, and $47,009,695, respectively.

Illiquid and Restricted Securities

Midas Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described earlier under the section entitled Security Valuation. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at March 31, 2009, were as follows:

Security	Acquisition Date	Cost	Value
Ivanhoe Nickel & Platinum Ltd.	9/8/98	$ -	$ -
		0.0%	0.0%

Item 2. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Fund, Inc.

By: /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

By: /s/ Thomas O'Malley

Thomas O'Malley, Chief Financial Officer

Date: June 1, 2009

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)